Putnam
Michigan
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Michigan Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than the favorable market environment for bonds.

During the period, Fund Manager Susan McCormack was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research resources made a major contribution to Susan's efforts.

In the following report, Susan discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers her insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

The improving conditions for municipal bonds that we reported to you six months ago continued during the second half of Putnam Michigan Tax Exempt Income Fund's 2001 fiscal year. Demand for municipal bonds remained strong during the period, with investors preferring the relative safety of this asset class as equity prices continued to weaken. The performance of municipal bonds, which began to improve in 2000, has continued to be healthy in 2001. Bonds with lower credit quality have also been contributing to the fund's positive performance.

Total return for 12 months ended 5/31/01

        Class A               Class B                Class M
    NAV      POP           NAV     CDSC           NAV      POP
-----------------------------------------------------------------------
   10.95%    5.65%        10.50%    5.50%        10.75%    7.16%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MUNICIPAL BONDS THRIVE AS ECONOMY SLOWS

Bonds in general rallied throughout the first six months of 2001, responding to the Federal Reserve Board's aggressive interest rate reductions. Since first cutting rates on January 3, 2001, the Fed has slashed the short-term federal funds rate by 2.75 percentage points in its efforts to stave off a recession and help the sagging U.S. economy recover its momentum (the last rate cut occurred in June after the end of the fund's fiscal period). As the economy slowed, Michigan felt the effects of a substantial slump in manufacturing activity. However, the state's economy is more diversified now than it was during the 1990-91 recession, and Michigan municipal bonds have performed well.

The condition of the U.S. economy has been the dominant theme influencing financial markets during the past year. Although the economy has continued to expand, its rate of growth slowed sharply during the course of 2001. In early 2001, U.S. gross domestic product had registered an annualized growth rate of only a little more than 1%. This anemic performance has sapped corporate profits. Equity prices have fallen. Many investors have bought bonds for a combination of less risk and a more attractive outlook for returns.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              18.2%

Education                12.5%

Water and sewer          11.2%

Waste management          7.5%

Utilities                 5.7%

Footnote reads:
*  Based on net assets as of 5/31/01. Holdings will vary over time.


Municipal bonds have been a logical choice for investors seeking to moderate the equity risk in their portfolios because these bonds have a low correlation to equities; in other words, their performance at any given time is likely to differ from that of equity investments. The economic slowdown has also snuffed out inflationary pressures and has given the Fed the flexibility to ease monetary policy, providing liquidity that has increased demand for financial assets.

Although interest rates at the short end of the yield curve have seen the most rapid declines, longer-maturity municipal bonds trading at a discount to Treasuries have seen the greatest gains during the recent period of Fed easings. AAA-rated and AA-rated bonds have been among the best performers because of their sensitivity to interest rates. High-quality issues represented a substantial majority of your fund's holdings during the past year.

While high-quality credits have been the best performers, we have remained active in seeking bonds with lower credit ratings where our research indicates the opportunity for yield outweighs the risks involved. This area of the market still offers many opportunities for us to add value through our credit research. Many investors are wary of lower-quality credits because of the weak economy, while others are reassured by the Fed's recent actions and are willing to accept a greater amount of risk in exchange for higher yields.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA          69.2%

A                 4.8%

Baa/BBB          11.1%

Ba/BB             8.7%

B                 4.6%

VMIGI             1.6%

Footnote reads:
* As a percentage of market value as of 5/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"Investors who fall into a marginal income-tax bracket of 28% or higher benefit the most from munis. But their yields now are so high relative to those on Treasuries that an individual in almost any bracket can reap attractive after-tax returns."

-- "Out of the Storm: Bond funds offer needed diversity in uncertain times," Barron's, April 4, 2001


* HEALTH-CARE SECTOR SHOWS NEW VIGOR

Because of Michigan's aging population, health-care issues represent a sizable portion of its municipal bond offerings. Consequently, the health-care industry accounts for a significant share of the holdings in your fund. In the past few years, Michigan hospitals, as in the rest of the United States, have faced increasing risks because both government and private insurers have been trying to limit increases in health-related expenses. For example, at the federal level, the 1997 balanced budget agreement placed new limits on federal reimbursements to health-care facilities via the Medicare and Medicaid programs. Meanwhile, health-maintenance organizations have proved to be tough negotiators on behalf of employers, compelling hospitals to hold the line on prices.

During the latter half of your fund's fiscal year, the health-care sector has become more stable. Health-care issues figured prominently in the 2000 U.S. elections, as the two major presidential candidates proposed new spending programs for prescription drugs. The new Congress is also mulling legislation for tighter regulation of HMOs. The federal government has been spending a portion of the current budget surplus to help support underfunded hospitals. Hospitals themselves are also doing a better job of managing relationships with HMOs and are reorganizing their less profitable businesses. Consumer behavior has also become more favorable to the industry. A growing number of affluent senior citizens are choosing to reside in assisted-living communities, many of which are funded through municipal bond issues.

* RESEARCH UNCOVERED SPECIAL OPPORTUNITIES

Analytical research is a critical component of our management process. With a large staff of researchers, we try to add value by building a portfolio for long-term performance and taking advantage of market inefficiencies. With active management, we can structure the portfolio to exploit ongoing opportunities presented by the changing yield curve or differences in credit spreads or sector performance.

A recent purchase highlights the advantages of our ability to perform research on individual bond issues. The Michigan Strategic Fund, which issues bonds for a variety of entities, years ago issued a package for Genesee Power. Because this issue was not rated by the major credit agencies, many investors had difficulty assessing its risks and return potential. As sometimes happens, rumors hit the market during the fund's reporting period that there was a problem with this credit and that the company might require additional financing. A few bondholders became nervous and offered their bonds for sale. Our analyst was able to assess the situation quickly and concluded that the rumors were unfounded and incorrect. We purchased for the fund a $1.5 million Genesee Power bond with a 7.50% coupon and a maturity date of 2021. Because we obtained this position at a discount, the coupon rate was equivalent to an 8% yield. A day or two later, Genesee Power denied the rumors floating in the market and confirmed that its financial situation was stable. As a result, the bonds began to appreciate. Although this holding and others mentioned in this report were viewed favorably by fund management at the end of the reporting period, all holdings are subject to review and adjustment in accordance with your fund's objective.

* MUNICIPAL BONDS LOOK COMPELLING AS ECONOMY TOUCHES BOTTOM

The fundamental conditions in the municipal bond market should remain generally positive for your fund's 2002 fiscal year. As this report was being written, inflation did not appear to pose a threat, despite high energy and electricity prices. We believe that the economy is at or near its bottom point for this cyclical downturn, and that output should begin to expand more quickly toward the end of the year. This would be in keeping with history: When the Fed shifts monetary policy, as it did in January, the economy begins to reflect those changes approximately 12 months later. As long as growth remains tepid, we will closely monitor the lower-tier credits in the portfolio, as well as possible new opportunities in the market.

In the current environment, we believe that municipal bonds are perhaps one of the most attractive financial assets available. Bonds are less vulnerable than equities to the profit slowdown, and municipal bonds continue to be priced at a discount to Treasuries. We have begun to see this discount narrow, but as your fund's fiscal year ended, municipal bonds were still yielding approximately 90% of comparable Treasuries. For almost all investors, then, municipal bonds offer a compelling opportunity for income on top of their inherent tax advantages.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. While Treasuries and municipal bonds guarantee principal and interest, mutual funds that invest in these securities are not guaranteed.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we may share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide to them only whatever information is necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Michigan Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and Michigan state income taxes as is consistent with the preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                                    Class A         Class B         Class M
(inception dates)                  (10/23/89)      (7/15/93)       (4/17/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                           10.95%   5.65%  10.50%   5.50%  10.75%   7.16%
------------------------------------------------------------------------------
5 years                          29.70   23.55   25.72   23.73   27.79   23.61
Annual average                    5.34    4.32    4.68    4.35    5.03    4.33
------------------------------------------------------------------------------
10 years                         82.78   74.19   70.86   70.86   76.81   71.07
Annual average                    6.22    5.71    5.50    5.50    5.86    5.52
------------------------------------------------------------------------------
Annual average
(life of fund)                    6.33    5.89    5.59    5.59    5.95    5.65
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                               Lehman Brothers Municipal             Consumer
                                              Bond Index          price index
------------------------------------------------------------------------------
1 year                                            12.16%                3.50%
------------------------------------------------------------------------------
5 years                                           37.88                13.35
Annual average                                     6.64                 2.54
------------------------------------------------------------------------------
10 years                                          98.26                30.90
Annual average                                     7.08                 2.73
------------------------------------------------------------------------------
Annual average
(life of fund)                                     7.38                 3.03
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                 Lehman Brothers
               Fund's class A    Municipal Bond     Consumer price
Date           shares at POP          Index              index

5/31/91             9,425            10,000            10,000
5/31/92            10,518            10,982            10,302
5/31/93            11,858            12,296            10,634
5/31/94            12,196            12,599            10,878
5/31/95            12,944            13,751            11,224
5/31/96            13,294            14,379            11,549
5/31/97            14,722            15,572            11,807
5/31/98            15,815            17,034            12,006
5/31/99            16,237            17,830            12,257
5/31/00            15,906            17,677            12,647
5/31/01           $17,419           $19,826           $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,086 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,681 ($17,107 at public offering price).
See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                            Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                       12              12              12
------------------------------------------------------------------------------
Income                      $0.45275        $0.39537        $0.426299
------------------------------------------------------------------------------
Capital gains 1                --              --              --
------------------------------------------------------------------------------
  Total                     $0.45275        $0.39537        $0.426299
------------------------------------------------------------------------------
Share value:               NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/00                  $8.38   $8.80       $8.36        $8.37   $8.65
------------------------------------------------------------------------------
5/31/01                   8.83    9.27        8.83         8.83    9.13
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend
rate 2                    5.10%   4.85%       4.44%        4.80%   4.64%
------------------------------------------------------------------------------
Taxable
equivalent 3              8.74    8.32        7.62         8.23    7.95
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                   4.29    4.09        3.64         3.99    3.86
------------------------------------------------------------------------------
Taxable
equivalent 3              7.35    7.01        6.24         6.84    6.62
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.66% federal and Michigan state combined tax rate based on a 39.1% maximum federal tax rate for the year 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                                   Class A          Class B         Class M
(inception dates)                 (10/23/89)       (7/15/93)       (4/17/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                            9.07%   3.85%   8.41%   3.41%   8.64%   5.07%
------------------------------------------------------------------------------
5 years                          28.90   22.84   24.86   22.87   26.89   22.77
Annual average                    5.21    4.20    4.54    4.20    4.88    4.19
------------------------------------------------------------------------------
10 years                         84.41   75.70   72.35   72.35   78.36   72.53
Annual average                    6.31    5.80    5.59    5.59    5.96    5.61
------------------------------------------------------------------------------
Annual average
(life of fund)                    6.34    5.90    5.59    5.59    5.95    5.65
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Michigan Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Michigan Tax Exempt Income Fund (the "fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 6, 2001




THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TAN                 -- Tax Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Michigan (88.9%)
-------------------------------------------------------------------------------------------------------------------
$         4,000,000 Battle Creek, Downtown Dev. TAN, MBIA,
                    5s, 5/1/17                                                            Aaa            $3,965,000
          5,500,000 Battle Creek, Tax Increment Rev. Bonds, MBIA,
                    7.65s, 5/1/22                                                         AAA/P           6,221,875
          2,000,000 Battle Creek, Tax Incremental Fin. Auth. Rev.
                    Bonds, 7.1s, 5/1/10                                                   A-              2,232,500
                    Detroit, City School Dist. G.O. Bonds, Ser. A,
                    AMBAC
          1,500,000 6 1/2s, 5/1/11                                                        Aaa             1,747,500
          2,455,000 6 1/2s, 5/1/09                                                        Aaa             2,817,113
          5,390,000 Detroit, Downtown Dev. Auth. Tax Increment
                    Rev. Bonds (Dev. Area No. 1), Ser. A, MBIA,
                    4 3/4s, 7/1/25                                                        Aaa             4,904,900
                    Detroit, G.O. Bonds
          2,475,000 Ser. B, 7s, 4/1/04                                                    A-              2,679,188
          4,875,000 Ser. A, 6.8s, 4/1/15                                                  Aaa             5,453,906
          1,250,000 Ser. A, FGIC, 5s, 7/1/30                                              Aaa             1,181,250
                    Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A
          1,105,000 9 1/2s, 5/1/21                                                        BBB+/P          1,230,694
          1,500,000 5 1/2s, 5/1/21                                                        BB-             1,288,125
                    Detroit, Wtr. Supply Syst. IFB, FGIC
          1,500,000 8.714s, 7/1/22                                                        Aaa             1,608,900
          7,000,000 8.714s, 7/1/22, Prerefunded                                           Aaa             7,796,460
          3,000,000 Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. A, MBIA
                    Second Lien, 5 3/4s, 7/1/11                                           Aaa             3,333,750
          3,065,000 Detroit/Wayne Cnty., Stad. Auth. Rev. Bonds,
                    FGIC, 5 1/4s, 2/1/27                                                  Aaa             3,022,856
          4,700,000 Dickinson Cnty., Hosp. Rev. Bonds (Memorial
                    Hosp. Syst.), 8 1/8s, 11/1/24                                         Ba1             5,446,125
          1,400,000 Ecorse, Pub. School Dist. G.O. Bonds, FGIC,
                    6 1/2s, 5/1/08                                                        Aaa             1,594,250
                    Flint, Hosp. Auth. Rev. Bonds (Hurley Med. Ctr.),
                    Ser. A
            630,000 6s, 7/1/06                                                            Baa2              633,938
          1,250,000 5 3/8s, 7/1/28                                                        Baa2              957,813
          1,000,000 5 3/8s, 7/1/20                                                        Baa2              807,500
          4,235,000 Garden Cty., Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17 (SEG)                     B1              3,118,019
          1,000,000 Grand Rapids, Hsg. Fin. Auth. Multi-Fam. Rev.
                    Bonds, Ser. A, FNMA Coll., 7 5/8s, 9/1/23                             AAA             1,062,500
          5,500,000 Grand Rapids, Sanitation Swr. Syst. Rev. Bonds,
                    Ser. A, FGIC, 4 3/4s, 1/1/28                                          Aaa             4,984,375
          2,000,000 Greater Detroit, Res. Recvy. Auth. Rev. Bonds,
                    Ser. A, AMBAC, 6 1/4s, 12/13/06                                       Aaa             2,212,500
          1,400,000 Greenville, Pub. Schools G.O. Bonds, 5s, 5/1/25                       Aaa             1,335,250
          1,500,000 Hartland, Cons. School Dist. G.O.Bonds, FGIC,
                    6s, 5/1/18                                                            Aaa             1,681,875
          2,515,000 Holland School District G.O. Bonds, AMBAC,
                    zero %, 5/1/19                                                        Aaa               961,988
          1,000,000 Huron, Scool Dist. G.O. Bonds, FSA, 5 5/8s, 5/1/15                    Aaa             1,052,500
          3,500,000 Kalamazoo, Hosp. Fin. Auth. Fac. IFB, FGIC,
                    7.158s, 6/1/11                                                        Aaa             3,683,750
                    Manistee, Area Pub. School Dist. G.O. Bonds
            800,000 5 3/4s, 5/1/19                                                        Aaa               880,000
          1,985,000 5s, 5/1/24                                                            Aaa             1,900,638
          3,840,000 MI Muni. Board Auth. State Revolving Rev. Bonds,
                    6 1/2s, 10/1/17                                                       AAA             4,262,400
          1,000,000 MI Muni. Bond Auth. Rev. Bonds (Drinking Wtr.
                    Revolving FD), 5 1/2s, 10/1/18                                        Aaa             1,027,500
          2,280,000 MI Pub. Pwr. Agcy. Rev. Bonds (Belle Riv.), Ser. A,
                    MBIA, 5 1/4s, 1/1/18                                                  Aaa             2,294,250
          3,000,000 MI State COP, AMBAC, zero %, 6/1/22                                   Aaa               948,750
          5,750,000 MI State Bldg. Auth. Rev. Bonds, Ser. I, AMBAC,
                    6 1/2s, 10/1/07                                                       Aaa             6,526,250
                    MI State Hosp. Fin. Auth. Rev. Bonds
            920,000 (Garden City Hosp.), 8 1/2s, 9/1/17                                   Ba3               950,240
            460,000 (Garden City Hosp.), 8 1/2s, 9/1/17,
                    Prerefunded                                                           Ba3               475,120
          1,000,000 (Sinai Hosp.), 6 5/8s, 1/1/16                                         Baa3              943,750
          2,000,000 (Presbyterian Villages), 6 1/2s, 1/1/25                               BBB/P           1,835,000
          2,000,000 (Presbyterian Villages), 6.4s, 1/1/15                                 BBB/P           1,875,000
          3,000,000 (Chelsea Cmnty. Hosp.), 5 3/8s, 5/15/19                               BBB             2,606,250
          2,900,000 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                    Ser. B, AMBAC, 6 3/4s, 10/1/12                                        Aaa             2,979,750
                    MI State Stragetic Fund Solid Waste Disp.
                    Rev. Bonds
          1,500,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           1,464,375
          2,500,000 (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                              BB/P            2,581,250
                    MI State Strategic Fund Ltd. Oblig. Rev. Bonds
          2,685,000 (Arbor Model & Tooling), 10 1/4s, 9/15/19                             B+/P            2,862,881
          3,150,000 (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                                A2              3,535,875
          1,500,000 (Detroit Edison), Ser. BB, AMBAC, 7s, 5/1/21                          Aaa             1,843,125
          3,000,000 (Worthington Armstrong Venture), 5 3/4s,
                    10/1/22                                                               BBB/P           3,168,750
                    MI State Strategic Fund Ltd. Rev. Bonds
          5,000,000 (Detroit Edison Co.), Ser. A, MBIA, 5.55s, 9/1/29                     Aaa             5,043,750
          1,000,000 (Detroit Edison Co.), AMBAC, 4.85s, 9/1/30                            Aaa             1,028,750
          1,500,000 Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                    (Midland Cogeneration), 6 7/8s, 7/23/09                               BB+             1,543,125
          3,300,000 Okemos Pub. School Dist. G.O. Bonds, MBIA,
                    zero %, 5/1/16                                                        Aaa             1,513,875
          5,000,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                      Baa3            3,962,500
          2,000,000 Romulus, Township Cmnty. Schools G.O. Bonds,
                    5s, 5/1/29                                                            Aaa             1,897,500
          1,000,000 Royal Oak, Hosp. Fin. Auth. Rev. Bonds
                    (William Beaumont Hosp.), Ser. M, MBIA,
                    5 1/4s, 11/15/35                                                      Aaa               960,000
          2,000,000 Walled Lake, Cons. School Dist. G.O. Bonds,
                    5 1/2s, 5/1/12                                                        Aaa             2,132,500
          3,000,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            2,032,500
          2,000,000 Wayland, Uni. School Dist. Rev. Bonds, FGIC,
                    8s, 5/1/10                                                            Aaa             2,527,500
                    Wayne Charter Cnty., Arpt. Rev. Bonds
                    (Detroit Met. Wayne Cnty.)
          2,000,000 Ser. A, MBIA, 5s, 12/1/28                                             Aaa             1,855,000
          1,250,000 Ser. B, MBIA, 4 7/8s, 12/1/23                                         Aaa             1,156,250
          2,000,000 Wayne Charter Cnty., G.O. Bonds (Detroit
                    Met. Arpt. Hotel), Ser. A, MBIA, 5s, 12/1/30                          Aaa             1,890,000
                    Wayne Charter Cnty., Special Arpt. Fac. Rev.
                    Bonds (Northwest Airlines Inc.)
            750,000 6 3/4s, 12/1/15                                                       BB/P              743,438
          1,000,000 6s, 12/1/29                                                           BB/P              847,500
          2,405,000 Wayne Cnty., Bldg. Auth. G.O. Bonds, Ser. A,
                    MBIA, 6s, 6/1/08                                                      Aaa             2,642,491
          1,000,000 West Bloomfield, School Dist. G.O. Bonds
                    (School Bldg. & Site), MBIA, 5 5/8s, 5/1/16                           Aaa             1,042,500
          1,240,000 Ypsilanti, School Dist. G.O. Bonds, FGIC,
                    5 3/8s, 5/1/26                                                        Aaa             1,241,550
                                                                                                      -------------
                                                                                                        158,038,283

Puerto Rico (10.0%)
-------------------------------------------------------------------------------------------------------------------
          2,800,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    2.55s, 12/1/15                                                        VMIG1           2,800,000
          2,500,000 Cnmwlth. of PR, G.O. Bonds, MBIA, 5 3/4s, 7/1/26                      Aaa             2,643,750
          2,000,000 Cnmwlth. of PR, Pub. Impt. G.O. Bonds, FSA,
                    5 1/2s, 7/1/13                                                        Aaa             2,175,000
                    PR Elec. Pwr. Auth. Rev. Bonds
          3,000,000 Ser. X, MBIA, 6s, 7/1/15                                              Aaa             3,217,500
          3,000,000 Ser. HH, FSA, 5 1/4s, 7/1/29                                          Aaa             3,011,250
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen Facs.-AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,597,500
          2,100,000 PR Pub. Bldg. Auth. Fac. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 7/1/14                                                 Aaa             2,438,625
                                                                                                      -------------
                                                                                                         17,883,625
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $173,717,417) (b)                                        $  175,921,908
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $177,796,561.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $173,717,417, resulting in gross unrealized appreciation and depreciation of $7,238,725 and $5,034,234, respectively, or net unrealized appreciation of $2,204,491.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           Health care          18.2%
           Education            12.5
           Water and sewer      11.2

      The fund had the following insurance concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           MBIA                 25.6%
           FGIC                 16.5
           AMBAC                13.2

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001
                                    Aggregate Face  Expiration      Unrealized
                       Total Value           Value        Date    Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)                  $2,740,500      $2,715,396      Sep-01         $25,104
Muni Bond Index
(Long)                     718,812         706,045     June-01          12,767
------------------------------------------------------------------------------
                                                                       $37,871
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $173,717,417) (Note 1)                                        $175,921,908
-------------------------------------------------------------------------------------------
Cash                                                                                378,253
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,503,675
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              255,034
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             24,000
-------------------------------------------------------------------------------------------
Total assets                                                                    179,082,870

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               493,042
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          460,882
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        222,591
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            6,912
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,528
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,360
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               76,921
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               11,073
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,286,309
-------------------------------------------------------------------------------------------
Net assets                                                                     $177,796,561

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $179,501,112
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        119,955
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,066,868)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        2,242,362
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $177,796,561

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($130,070,903 divided by 14,722,738 shares)                                           $8.83
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.83)*                                $9.27
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($45,405,804 divided by 5,145,013 shares)+                                            $8.83
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,319,854 divided by 262,629 shares)                                                $8.83
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.83)**                               $9.13
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2001
Tax exempt interest income:                                                     $10,027,158
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    840,026
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      177,404
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,380
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,654
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               245,682
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               362,731
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                11,148
-------------------------------------------------------------------------------------------
Other                                                                                88,206
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,743,231
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (132,733)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,610,498
-------------------------------------------------------------------------------------------
Net investment income                                                             8,416,660
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    140,749
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (210,795)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                 8,722,845
-------------------------------------------------------------------------------------------
Net gain on investments                                                           8,652,799
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $17,069,459
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $8,416,660       $9,007,833
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                          (70,046)      (2,009,403)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               8,722,845      (13,862,133)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        17,069,459       (6,863,703)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (6,376,130)      (6,926,236)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,933,439)      (1,978,287)
--------------------------------------------------------------------------------------------------
   Class M                                                               (108,691)        (103,292)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           10,360,094      (19,530,467)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                19,011,293      (35,401,985)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     158,785,268      194,187,253
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $119,955 and $130,017, respectively)                       $177,796,561     $158,785,268
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.38        $9.14        $9.35        $9.12        $8.85
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .45          .46          .44          .47          .48
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .45         (.76)        (.18)         .27          .27
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .90         (.30)         .26          .74          .75
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.46)        (.44)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)        (.03)          --
-----------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --         (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.46)        (.47)        (.51)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.83        $8.38        $9.14        $9.35        $9.12
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.95        (3.30)        2.77         8.28         8.67
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $130,071     $116,715     $145,438     $145,547     $142,038
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87          .88         1.00          .99          .99
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.18         5.30         4.81         5.02         5.33
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.46         7.36        19.51        32.44        55.30
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.36        $9.12        $9.34        $9.11        $8.84
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .40          .38          .41          .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48         (.76)        (.19)         .27          .26
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .87         (.36)         .19          .68          .69
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.40)        (.38)        (.41)        (.42)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)        (.03)          --
-----------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --         (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.40)        (.41)        (.45)        (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.83        $8.36        $9.12        $9.34        $9.11
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.50        (3.95)        2.00         7.58         7.99
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,406      $40,060      $46,827      $41,155      $35,041
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.52         1.53         1.65         1.64         1.64
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.53         4.65         4.16         4.36         4.68
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.46         7.36        19.51        32.44        55.30
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.37        $9.13        $9.35        $9.12        $8.85
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .43          .42          .44          .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46         (.76)        (.20)         .27          .27
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .89         (.33)         .22          .71          .73
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.43)        (.41)        (.44)        (.46)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.03)        (.03)          --
-----------------------------------------------------------------------------------------------------
In excess of net gain
on investments                            --           --           --         (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.43)        (.44)        (.48)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.83        $8.37        $9.13        $9.35        $9.12
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.75        (3.60)        2.36         7.95         8.36
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,320       $2,010       $1,922       $1,742         $719
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.17         1.18         1.30         1.29         1.29
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.88         5.02         4.51         4.70         5.01
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.46         7.36        19.51        32.44        55.30
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $3,498,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  493,000    May 31, 2007
     1,458,000    May 31, 2008
     1,547,000    May, 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $8,462 to decrease undistributed net investment income and a decrease to accumulated net realized losses of $8,462. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $132,733 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $542 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $21,679 and $800 from the sale of class A and class M shares, respectively and $78,470 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $35,248,722 and $23,766,597, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                    Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,672,708        $ 23,528,396
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  462,529           4,043,928
---------------------------------------------------------------------------
                                             3,135,237          27,572,324

Shares
repurchased                                 (2,347,693)        (20,565,511)
---------------------------------------------------------------------------
Net increase                                   787,544        $  7,006,813
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,059,844        $  9,173,006
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  481,061           4,152,903
---------------------------------------------------------------------------
                                             1,540,905          13,325,909

Shares
repurchased                                 (3,524,805)        (30,187,317)
---------------------------------------------------------------------------
Net decrease                                (1,983,900)       $(16,861,408)
---------------------------------------------------------------------------

                                                    Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,011,251         $ 8,852,858
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  150,843           1,317,509
---------------------------------------------------------------------------
                                             1,162,094          10,170,367

Shares
repurchased                                   (806,059)         (7,021,357)
---------------------------------------------------------------------------
Net increase                                   356,035         $ 3,149,010
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    805,741        $  6,938,343
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  148,309           1,277,746
---------------------------------------------------------------------------
                                               954,050           8,216,089

Shares
repurchased                                 (1,297,732)        (11,174,990)
---------------------------------------------------------------------------
Net decrease                                  (343,682)       $ (2,958,901)
---------------------------------------------------------------------------

                                                    Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     97,850           $ 861,915
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,411              73,574
---------------------------------------------------------------------------
                                               106,261             935,489

Shares
repurchased                                    (83,747)           (731,218)
---------------------------------------------------------------------------
Net increase                                    22,514           $ 204,271
---------------------------------------------------------------------------

                                                    Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    110,774          $  982,755
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,890              76,559
---------------------------------------------------------------------------
                                               119,664           1,059,314

Shares
repurchased                                    (89,997)           (769,472)
---------------------------------------------------------------------------
Net increase                                    29,667          $  289,842
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN048-72888   846/237/126   7/01